Exhibit 32.2


                           Section 1350 Certifications

                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Financial Officer of Newsearch, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of Newsearch, Inc. for the quarter ended September 30, 2006.

The undersigned certifies that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Newsearch, Inc. as of September 30, 2006.

This Certification is executed as of November 6, 2006.

                                            /s/ Kenneth Adessky
                                            ------------------------------------
                                                Kenneth Adessky
                                                Director, CFO and Secretary
                                                (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to us and will be retained by Newsearch, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.